MUNIYIELD
PENNSYLVANIA
FUND




FUND LOGO




Annual Report

October 31, 1998


This report, including the financial information herein, is transmitted to the shareholders of MuniYield Pennsylvania Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield
Pennsylvania Fund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MuniYield Pennsylvania Fund


TO OUR SHAREHOLDERS

For the year ended October 31, 1998, the Common Shares of MuniYield Pennsylvania Fund earned $0.989 per share income dividends, which included earned and unpaid dividends of $0.083. This represents a net annualized yield of 6.18%, based on a month-end per share net asset value of $16.01. Over the same period, the total investment return on the Fund's Common Shares was +8.58%, based on a change in per share net asset value from $15.86 to $16.01, and assuming reinvestment of $0.981 per share income dividends and $0.168 per share capital gains distributions.

For the six-month period ended October 31, 1998, the total investment return on the Fund's Common Shares was +5.90%, based on a change in per share net asset value from $15.54 to $16.01, and assuming reinvestment of $0.438 per share income dividends.

For the six-month period ended October 31, 1998, the Fund's Auction Market Preferred Shares had an average yield of 3.91%.

The Municipal Market Environment
During the six months ended October 31, 1998, long-term bond yields declined significantly. The near absence of any inflationary pressures in the United States continued to support historic low interest rates. Additionally, foreign economic factors have continued to outweigh US domestic fundamentals, as they have for much of 1998. The economic crisis that began in Asia over a year ago has spread both to Russia and South America. However, economic factors in these countries have begun to negatively impact US growth. For example, employment in the US manufacturing sector declined in recent months as a result of reduced demand for export goods. Concern that the modest decline in US economic growth seen thus far would spread and intensify led the Federal Reserve Board to lower short-term interest rates in late September, in mid-October and in mid-November. These actions were taken to offset the drag of foreign economies on future US growth.

US Treasury bond yields continued to benefit from a strong "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Additionally, the sharp equity market correction, which began at the end of August, triggered a further flight into US Treasury securities. Long-term US Treasury bond yields fell over 90 basis points (0.90%) to approximately 5% by the end of September. This is the lowest level since the US Treasury re-introduced 30-year maturity bond auctions in 1977.

By early October, worldwide investor confidence began to rise, reducing the demand for the safety and liquidity of US Treasury securities. Investor confidence was restored by the belief that major world governments, as well as the International Monetary Fund, would take the necessary action to support weak domestic economies in Asia and Latin America. Additionally, rapid recovery in US and world equity markets caused some investors to reallocate funds from US debt instruments back to various world equity markets. US Treasury security yields rose for the remainder of the month to end October at 5.15%. During the six-month period ended October 31, 1998, long-term Treasury security yields declined approximately 80 basis points.

During the past 12 months, the tax-exempt bond market has contended with significant new-issue supply pressures. Over the past year, more than $277 billion in new long-term tax-exempt bonds were underwritten, an increase of almost 30% compared to the same period a year ago. During the most recent six-month period, approximately $140 billion in new long-term municipal bonds were underwritten, representing an increase of more than 15% over the same six-month period last year. This increased supply, coupled with the high returns the US equity market generated for much of 1998, was one of the major reasons municipal bond yields declined less than their taxable counterparts during the period.

The continued increase in new bond issuance has required ever-lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond financings. Consequently, the pace of new bond issuance has slowed in recent months. In fact, the trend may be reversing. During the three months ended October 31, 1998, just over $60 billion in new long-term municipal bonds were underwritten, a decline of 4% compared to the same quarter a year ago. During the month of October, there were less than $20 billion in new municipal bond securities issued, a decline of over 10% compared to October 1997. We will monitor this trend closely in the coming months to determine if the supply pressures exerted thus far in 1998 are abating and fostering a more balanced supply/demand environment.



MuniYield Pennsylvania Fund
October 31, 1998



Throughout the six-month period ended October 31, 1998, municipal bond yields followed a pattern that was similar to US Treasury securities, although the yield declines were more muted. As measured by the unmanaged Bond Buyer Revenue Bond Index, long-term, uninsured tax-exempt revenue bond yields declined over 40 basis points to 5.09% by the end of September, their lowest level since the early 1970s. Municipal bond yields rose during October to end the period at 5.24%. Over the past six months, long-term tax-exempt bond yields declined almost 30 basis points.

Although municipal bond yields declined during the six-month period, recent supply pressures and the absence of the safe haven status enjoyed by US securities caused municipal bond yields to rise relative to US Treasury bond yields. At October 31, 1998, long-term tax-exempt bond yield spreads were attractive relative to US Treasury securities of comparable maturities (over 100%), well in excess of their historic range of 85%--88%. Tax-exempt bond yield ratios have rarely exceeded 90% in the 1980s and 1990s. Historically, yield spreads have been wider than these levels when there have been potential changes in Federal tax codes that would have adversely affected the tax-favored status of municipal bonds.

Currently, municipal bond investors find themselves in a unique investment environment. Previous opportunities to purchase tax-exempt bonds with yields exceeding that of comparable US Treasury issues have been limited to relatively brief episodes and then further limited to a few municipal credits undergoing specific financial pressures. At present, almost the entire municipal bond universe, across nearly all maturity and credit sectors, can be purchased at yields greater than their taxable counterparts. However, the current opportunity may quickly disappear should tax-exempt bond supply pressures diminish or the safe-haven status of US Treasury securities become less desirable. Under these conditions, municipal bond ratios should quickly revert to more normal historic percentages, certainly well below their presently attractive levels.

Portfolio Strategy
We continued to maintain a constructive strategy during the six-month period ended October 31, 1998. We believed that the robust economic growth seen in late 1997 and the first quarter of 1998 would be tempered by deteriorating Asian and Latin American economies and an absence of inflation. Consequently, we expected tax-exempt bond yields to trade in a relatively narrow range with a bias toward lower bond yields as 1998 progressed. We maintained a fully invested position in order to seek to enhance total return.

Looking ahead, we expect to remain fully invested over the coming months with little change to the Fund's present structure. Our outlook calls for a substantial slowdown in the growth of the economy in the coming year as consumption growth slows along with capital spending and a further trade drag. We believe that the Federal Reserve Board will respond with an easier monetary policy, which is likely to cause interest rates on intermediate-term and long-term municipal bonds to fall further.

In Conclusion
We appreciate your ongoing interest in MuniYield Pennsylvania Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(William R. Bock)
William R. Bock
Vice President and Portfolio Manager



December 7, 1998





MuniYield Pennsylvania Fund
October 31, 1998


PROXY RESULTS

During the six-month period ended October 31, 1998, MuniYield
Pennsylvania Fund Common Shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 14, 1998. The description of each proposal and number of shares voted are as follows:


                                                                              Shares                    Shares Withheld
                                                                             Voted For                    From Voting
1. To elect the Fund's Board of Trustees:    Edward H. Meyer                 5,476,988                      114,629
                                             Jack B. Sunderland              5,476,088                      115,529
                                             J. Thomas Touchton              5,478,674                      112,943
                                             Fred G. Weiss                   5,481,998                      109,619
                                             Arthur Zeikel                   5,475,163                      116,454

                                                                              Shares      Shares Voted    Shares Voted
                                                                             Voted For       Against        Abstain
2. To ratify the selection of Deloitte & Touche LLP as the
   independent auditors for the current fiscal year.                         5,510,932        41,251         39,435


During the six-month period ended October 31, 1998, MuniYield
Pennsylvania Fund Preferred Shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 14, 1998. The description of each proposal and number of shares voted are as follows:

                                                                              Shares                    Shares Withheld
                                                                             Voted For                    From Voting
1. To elect the Fund's Board of Trustees:    Donald Cecil                      1,599                           1
                                             M. Colyer Crum                    1,599                           1
                                             Edward H. Meyer                   1,599                           1
                                             Jack B. Sunderland                1,599                           1
                                             J. Thomas Touchton                1,599                           1
                                             Fred G. Weiss                     1,599                           1
                                             Arthur Zeikel                     1,599                           1

                                                                              Shares      Shares Voted    Shares Voted
                                                                             Voted For       Against        Abstain
2. To ratify the selection of Deloitte & Touche LLP as the
   independent auditors for the current fiscal year.                           1,599             0             1


MuniYield Pennsylvania Fund
October 31, 1998



THE BENEFITS AND RISKS OF LEVERAGING

MuniYield Pennsylvania Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Pre-ferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, interest rates on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.



MuniYield Pennsylvania Fund
October 31, 1998



PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield Pennsylvania Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
GO        General Obligation Bonds
HFA       Housing Finance Agency
IDA       Industrial Development Authority
PCR       Pollution Control Revenue Bonds
RITR      Residual Interest Trust Receipts
S/F       Single-Family
UT        Unlimited Tax
VRDN      Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                  (in Thousands)
S&P     Moody's   Face                                                                                          Value
Ratings Ratings  Amount                                  Issue                                                (Note 1a)

Pennsylvania--101.2%
                          Allegheny County, Pennsylvania, Hospital Developement Authority Revenue
                          Bonds, Series A:
AAA      Aaa    $ 2,000     (Allegheny General Hospital Project), 6.25% due 9/01/2020 (d)                      $   2,068
NR*      A2       3,000     (South Hills Health System), 6.50% due 5/01/2014                                       3,315

BBB-     Baa2     2,680   Allegheny County, Pennsylvania, IDA, Environmental Improvement Revenue
                          Refunding Bonds (USX Corp.), 5.60% due 9/01/2030                                         2,700

AAA      Aaa      5,750   Allegheny County, Pennsylvania, Sanitation Authority, Sewer Revenue Bonds,
                          RITR, Series 20, 7.02% due 12/01/2024 (d)(h)                                             6,172

NR*      P1         200   Beaver County, Pennsylvania, IDA, Environmental Improvement Recreation Revenue
                          Bonds (BASF Corporation Project), VRDN, AMT, 3.80% due 9/01/2032 (g)                       200

NR*      Aaa      2,500   Berks County, Pennsylvania, GO, UT, 5% due 11/15/2025 (a)                                2,463

AAA      Aaa      1,100   Delaware County, Pennsylvania, Interboro School District, UT, 5.375% due
                          8/15/2025 (d)                                                                            1,132

NR*      Aaa      4,000   Delaware County, Pennsylvania, University Authority Revenue Bonds (Villanova
                          University), Series A, 5% due 12/01/2028 (d)                                             3,939

AAA      Aaa      1,750   Greater Johnstown, Pennsylvania, School District, Refunding, GO, UT, 5%
                          due 2/01/2019 (d)                                                                        1,748

AAA      Aaa      1,000   Lancaster, Pennsylvania, Area Sewer Authority Revenue Bonds, 4.50% due
                          4/01/2018 (d)                                                                              941

AAA      Aaa      4,000   Lehigh County, Pennsylvania, General Purpose Authority Revenue Bonds (Saint
                          Lukes Hospital--Bethlehem), 6.25% due 7/01/2022 (a)                                      4,366

AAA      Aaa      3,000   Lehigh County, Pennsylvania, IDA, PCR, Refunding (Pennsylvania Power and
                          Light Company Project), Series A, 6.40% due 11/01/2021 (d)                               3,315

AAA      Aaa      4,570   Lower Providence Township, Pennsylvania, Sewer Authority, Sewer Revenue
                          Refunding Bonds, 5.25% due 5/01/2022 (d)                                                 4,635

                          Luzerne County, Pennsylvania, IDA, Exempt Facilities Revenue Bonds (Pennsylvania
                          Gas and Water Company Project), AMT:
A        A3       2,500     Refunding, Series A, 7.20% due 10/01/2017                                              2,754
AAA      Aaa      2,000     Series A, 7% due 12/01/2017 (a)                                                        2,300
A-       A3       1,500     Series B, 7.125% due 12/01/2022                                                        1,650

AAA      Aaa      3,700   McGuffey School District, Pennsylvania, GO, 4.75% due 8/01/2028 (a)                      3,557

                          Montgomery County, Pennsylvania, IDA, PCR, Refunding (Philadelphia Electric
                          Company):
BBB+     Baa2     1,800     AMT, Series A, 7.60% due 4/01/2021                                                     1,939
AAA      Aaa      4,400     Series B, 6.70% due 12/01/2021 (d)                                                     4,801

AAA      Aaa      2,000   Northeastern Pennsylvania, Hospital and Education Authority, Health Care
                          Revenue Bonds (Wyoming Valley Health Care), Series A, 5.25% due 1/01/2026 (a)            2,017


MuniYield Pennsylvania Fund
October 31, 1998


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
S&P     Moody's   Face                                                                                          Value
Ratings Ratings  Amount                                  Issue                                                (Note 1a)

Pennsylvania (continued)
BBB      Baa3   $ 4,000   Pennsylvania Economic Development Financing Authority, Wastewater Treatment
                          Revenue Bonds (Sun Company Inc.--R & M Project), AMT, Series A, 7.60% due
                          12/01/2024                                                                           $   4,653

AAA      Aaa      4,000   Pennsylvania HFA, Refunding (Rental Housing), 6.50% due 7/01/2023 (e)                    4,279
                          Pennsylvania HFA, S/F Mortgage, Revenue Bonds, AMT:
AA+      Aa       3,000     Refunding, Series 41B, 6.65% due 4/01/2025                                             3,228
AA+      Aa2      1,720     Refunding, Series 60A, 5.85% due 10/01/2027                                            1,786
AA+      Aa       2,630     Series 34B, 7% due 4/01/2024                                                           2,752
AA+      Aa2      1,000     Series 62A, 5.50% due 10/01/2022                                                       1,019
AA+      Aa2      1,500     Series 64, 5% due 10/01/2017                                                           1,485

A        NR*      2,000   Pennsylvania State Finance Authority, Revenue Refunding Bonds (Municipal
                          Capital Improvements Program), 6.60% due 11/01/2009                                      2,237

AAA      Aaa      2,500   Pennsylvania State, GO, Second Series, 5% due 8/01/2018 (b)                              2,506

AAA      Aaa      2,000   Pennsylvania State Higher Educational Assistance Agency, Student Loan Revenue
                          Bonds, AMT, Series C, 7.15% due 9/01/2021 (a)                                            2,159

AAA      Aaa      1,255   Pennsylvania State Higher Educational Facilities Authority, College and
                          University Revenue Refunding Bonds (Duquesne University), Series A, 6.75%
                          due 4/01/2020 (d)                                                                        1,335

                          Pennsylvania State Higher Educational Facilities Authority, Revenue Refunding
                          Bonds:
A1+      NR*        800     (Carnegie Mellon University), VRDN, Series B, 3.70% due 11/01/2027 (g)                   800
AAA      Aaa      1,600     (University of Pennsylvania--Health Services), Series A, 5.375% due
                            1/01/2015 (d)                                                                          1,670

                          Pennsylvania State Turnpike Commission, Tax Revenue Bonds (Oil Franchise)(a):
AAA      Aaa      2,075     Senior Series A, 4.75% due 12/01/2027                                                  1,984
AAA      Aaa      3,670     Sub-Series B, 4.75% due 12/01/2027                                                     3,508

AA-      Aa3      2,500   Pennsylvania State University, Refunding, 6.25% due 3/01/2011                            2,710

AAA      Aaa      1,500   Philadelphia, Pennsylvania, Airport Revenue Bonds (Philadelphia Airport System),
                          AMT, Series B, 5.40% due 6/15/2027 (b)                                                   1,534

AA       Aa3      2,000   Philadelphia, Pennsylvania, Authority for Industrial Development, Industrial
                          and Commercial Revenue Bonds (Girard Estates Facilities Leasing Project), 5%
                          due 5/15/2027                                                                            1,950

AAA      Aaa      4,000   Philadelphia, Pennsylvania, Authority for Industrial Development, Lease Revenue
                          Bonds (City of Philadelphia Project), Series A, 5.375% due 2/15/2027 (d)                 4,135

AAA      Aaa      2,000   Philadelphia, Pennsylvania, Gas Works Revenue Bonds (First), Series B, 5% due
                          7/01/2028 (c)                                                                            1,966

                          Philadelphia, Pennsylvania, Hospitals and Higher Educational Facilities
                          Authority, Hospital Revenue Bonds:
A-       NR*      1,000     (Children's Seashore House), Series B, 7% due 8/15/2022                                1,101
AAA      NR*      3,000     Refunding (Presbyterian Medical Center), 6.65% due 12/01/2019 (i)                      3,646

AAA      NR*      1,630   Philadelphia, Pennsylvania, Hospitals and Higher Educational Facilities
                          Authority Revenue Bonds (Northwestern Corporation), 7% due 6/01/2003 (f)                 1,859

AAA      Aaa      4,820   Pittsburgh, Pennsylvania, Water and Sewer Authority, Water and Sewer System
                          Revenue Bonds, Sub-Series C, 5.05% due 9/01/2025 (c)                                     4,771


MuniYield Pennsylvania Fund
October 31, 1998


SCHEDULE OF INVESTMENTS (concluded)                                                                      (in Thousands)
S&P     Moody's   Face                                                                                         Value
Ratings Ratings  Amount                                  Issue                                               (Note 1a)

Pennsylvania (concluded)
A1+      NR*    $ 3,800   Schuylkill County, Pennsylvania, IDA, Resource Recovery Revenue Refunding
                          Bonds (Northeastern Power Company), VRDN, AMT, Series B, 3.85% due 12/01/2022 (g)     $  3,800

A-       NR*      2,520   Scranton--Lackawanna, Pennsylvania, Health and Welfare Authority, Revenue
                          Refunding Bonds (University of Scranton Project), Series B, 6.50% due 3/01/2015          2,706

NR*      Aaa      5,000   Somerset County, Pennsylvania, GO, UT, Series A, 5% due 10/01/2027 (b)                   4,925

AA+      Aaa      3,985   Swarthmore Borough Authority, Pennsylvania, College Revenue Refunding Bonds,
                          6% due 9/15/2020                                                                         4,337

AA       Aa3      3,500   Upper Saint Clair Township, Pennsylvania, School District, Refunding, UT,
                          5.20% due 7/15/2027                                                                      3,526


Total Investments (Cost--$126,036)--101.2%                                                                       134,379

Liabilities  in Excess of Other Assets--(1.2%)                                                                    (1,612)
                                                                                                                --------
Net Assets--100.0%                                                                                              $132,767
                                                                                                                ========

(a)AMBAC Insured.
(b)FGIC Insured.
(c)FSA Insured.
(d)MBIA Insured.
(e)FNMA Collateralized.
(f)Prerefunded.
(g)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1998.
(h)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1998.
(i)Escrowed to maturity.
  *Not Rated.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.


QUALITY PROFILE

The quality ratings of securities in the Fund as of October 31, 1998 were as follows:

                                   Percent of
S&P Rating/Moody's Rating          Net Assets

AAA/Aaa                                66.3%
AA/Aa                                  13.9
A/A                                    10.4
BBB/Baa                                 7.0
Other++                                 3.6

[FN]
++Temporary investments in short-term municipal securities.



MuniYield Pennsylvania Fund
October 31, 1998


FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1998
Assets:             Investments, at value (identified cost--$126,036,032) (Note 1a)                         $134,378,983
                    Cash                                                                                       3,826,673
                    Interest receivable                                                                        2,117,911
                    Prepaid expenses and other assets                                                              6,504
                                                                                                            ------------
                    Total assets                                                                             140,330,071
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                 $  7,371,713
                      Investment adviser (Note 2)                                                58,504
                      Dividends to shareholders (Note 1e)                                        42,368        7,472,585
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        90,653
                                                                                                            ------------
                    Total liabilities                                                                          7,563,238
                                                                                                            ------------

Net Assets:         Net assets                                                                              $132,766,833
                                                                                                            ------------

Capital:            Capital Shares (unlimited number of shares of beneficial interest authorized) (Note 4):
                      Preferred Shares, par value $.05 per share (1,600 shares of
                      AMPS* issued and outstanding at $25,000 per share liquidation
                      preference)                                                                           $ 40,000,000
                      Common Shares, par value $.10 per share (5,792,744 shares
                      issued and outstanding)                                              $    579,274
                    Paid-in capital in excess of par                                         80,808,153
                    Undistributed investment income--net                                      1,160,698
                    Undistributed realized capital gains on investments--net                  1,875,757
                    Unrealized appreciation on investments--net                               8,342,951
                                                                                           ------------

                    Total--Equivalent to $16.01 net asset value per Common Share
                    (market price--$16.50)                                                                    92,766,833
                                                                                                            ------------
                    Total capital                                                                           $132,766,833
                                                                                                            ============

                   *Auction Market Preferred Shares.

                    See Notes to Financial Statements.


MuniYield Pennsylvania Fund
October 31, 1998


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                        October 31, 1998
Investment Income   Interest and amortization of premium and discount earned                                $  7,431,283
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    655,306
                    Commission fees (Note 4)                                                    101,488
                    Professional fees                                                            69,429
                    Accounting services (Note 2)                                                 48,818
                    Transfer agent fees                                                          41,216
                    Trustees' fees and expenses                                                  26,197
                    Printing and shareholder reports                                             21,511
                    Listing fees                                                                 16,170
                    Custodian fees                                                                9,442
                    Pricing fees                                                                  8,296
                    Other                                                                        14,990
                                                                                           ------------
                    Total expenses                                                                             1,012,863
                                                                                                            ------------
                    Investment income--net                                                                     6,418,420
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          3,150,329
Unrealized Gain     Change in unrealized appreciation on investments--net                                       (402,818)
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  9,165,931
(Notes 1b,                                                                                                  ============
1d & 3):

                    See Notes to Financial Statements.


MuniYield Pennsylvania Fund
October 31, 1998


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                                For the Year Ended
                                                                                                   October 31,
Increase (Decrease) in Net Assets:                                                             1998              1997
Operations:         Investment income--net                                                 $  6,418,420    $   6,545,559
                    Realized gain on investments--net                                         3,150,329        2,016,285
                    Change in unrealized appreciation on investments--net                      (402,818)       1,698,298
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      9,165,931       10,260,142
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Shares                                                          (5,040,266)      (5,129,565)
Shareholders          Preferred Shares                                                       (1,048,448)      (1,364,112)
(Note 1e):          Realized gain on investments--net:
                      Common Shares                                                          (1,574,973)        (544,213)
                      Preferred Shares                                                         (592,048)        (152,208)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (8,255,735)      (7,190,098)
                                                                                           ------------     ------------

Beneficial          Value of shares issued to Common Shareholders in reinvestment
Interest            of dividends and distributions                                              785,969               --
Transactions                                                                               ------------     ------------
(Note 4):

Net Assets:         Total increase in net assets                                              1,696,165        3,070,044
                    Beginning of year                                                       131,070,668      128,000,624
                                                                                           ------------     ------------
                    End of year*                                                           $132,766,833     $131,070,668
                                                                                           ============     ============

                   *Undistributed investment income--net (Note 1f)                         $  1,160,698     $    830,471
                                                                                           ============     ============

                    See Notes to Financial Statements.


MuniYield Pennsylvania Fund
October 31, 1998



FINANCIAL INFORMATION (concluded)

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.                                 For the Year Ended
                                                                                           October 31,
Increase (Decrease) in Net Asset Value:                                  1998      1997      1996      1995       1994
Per Share           Net asset value, beginning of year                $  15.86   $  15.32  $  15.36  $  13.86   $  16.37
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                1.12       1.13      1.15      1.17       1.15
                    Realized and unrealized gain (loss) on
                    investments--net                                       .46        .66      (.03)     1.53      (2.41)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.58       1.79      1.12      2.70      (1.26)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Shareholders:
                      Investment income--net                              (.88)      (.89)     (.91)     (.89)      (.91)
                      Realized gain on investments--net                   (.27)      (.09)       --        --       (.12)
                      In excess of realized gain on invest-
                      ments--net                                            --         --        --      (.05)        --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Shareholders                                         (1.15)      (.98)     (.91)     (.94)     (1.03)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Share activity:
                      Dividends and distributions to Preferred
                      Shareholders:
                        Investment income--net                            (.18)      (.24)     (.25)     (.25)      (.20)
                        Realized gain on investments--net                 (.10)      (.03)       --        --       (.02)
                        In excess of realized gain on
                        investments--net                                    --         --        --      (.01)        --
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Share activity              (.28)      (.27)     (.25)     (.26)      (.22)
                                                                      ========   ========  ========  ========   ========
                    Net asset value, end of year                      $  16.01   $  15.86  $  15.32  $  15.36   $  13.86
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of year               $  16.50   $14.8125  $ 14.125  $  13.75   $  11.00
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                     19.82%     12.15%     9.48%    34.17%    (27.82%)
Return:*                                                              ========   ========  ========  ========   ========
                    Based on net asset value per share                   8.58%     10.71%     6.30%    18.95%     (9.02%)
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses                                              .77%       .79%      .78%      .82%       .82%
Net Assets:**                                                         ========   ========  ========  ========   ========
                    Investment income--net                               4.90%      5.07%     5.14%     5.44%      5.12%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Shares, end of
Data:               year (in thousands)                               $ 92,767   $ 91,071  $ 88,001  $ 88,226   $ 79,609
                                                                      ========   ========  ========  ========   ========
                    Preferred Shares outstanding, end of
                    year (in thousands)                               $ 40,000   $ 40,000  $ 40,000  $ 40,000   $ 40,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  60.52%     70.14%    75.83%    43.59%     18.64%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,319   $  3,277  $  3,200  $  3,206   $  2,990
                                                                      ========   ========  ========  ========   ========

Dividends           Investment income--net                            $    655   $    853  $    901  $    902   $    688
Per Share on                                                          ========   ========  ========  ========   ========
Preferred Shares
Outstanding:++


                   *Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                  **Do not reflect the effect of dividends to Preferred Shareholders.
                  ++Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.

                    See Notes to Financial Statements.



MuniYield Pennsylvania Fund
October 31, 1998


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield Pennsylvania Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MPA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.


MuniYield Pennsylvania Fund
October 31, 1998


(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $521 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1998 were $78,090,125 and $77,069,722, respectively.

Net realized gains for the year ended October 31, 1998 and net unrealized gains as of October 31, 1998 were as follows:

                                    Realized      Unrealized
                                     Gains          Gains

Long-term investments             $ 3,150,329     $8,342,951
                                  -----------     ----------
Total                             $ 3,150,329     $8,342,951
                                  ===========     ==========


As of October 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $8,342,951, of which $8,362,443 related to appreciated securities and $19,492 related to depreciated securities. The aggregate cost of investments at October 31, 1998 for Federal income tax purposes was $126,036,032.


4. Beneficial Interest Transactions:
The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of the holders of Common Shares.

Common Shares
Shares issued and outstanding during the year ended October 31, 1998 increased by 49,322 as a result of dividend reinvestment and during the year ended October 31, 1997 remained constant.

Preferred Shares
Auction Market Preferred Stock ("AMPS") are Preferred Shares of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1998 was 3.23%.

Shares issued and outstanding during the years ended October 31, 1998 and October 31, 1997 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $67,303 as commissions.


5. Subsequent Event:
On November 5, 1998, the Fund's Board of Trustees declared an ordinary income dividend to holders of Common Shares in the amount of $.083059 per share, payable on November 27, 1998 to shareholders of record as of November 20, 1998.



MuniYield Pennsylvania Fund
October 31, 1998


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
MuniYield Pennsylvania Fund:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield Pennsylvania Fund as of October 31, 1998, the related statement of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Pennsylvania Fund as of October 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 7, 1998
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield Pennsylvania Fund during its taxable year ended October 31, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the following table summarizes the per share capital gains distributions paid by the Fund during the year.

                                                   Payable         Short-Term         Long-Term
                                                     Date        Capital Gains      Capital Gains
Common Shareholders                                12/03/97         $  .105927         $  .168295*

Preferred Shareholders                             11/12/97         $13.11             $20.84*
                                                   11/18/97         $10.05             $15.95*
                                                   11/25/97         $11.71             $18.61*
                                                   12/02/97         $11.71             $18.61*
                                                   12/09/97         $12.03             $19.11*
                                                   12/16/97         $11.55             $18.36*
                                                   12/23/97         $12.67             $20.12*
                                                   12/30/97         $12.03             $19.11*
                                                    1/06/98         $ 5.25             $ 8.33**
                                                   10/13/98            --              $28.68**
                                                   10/20/98            --              $28.27**
                                                   10/27/98            --              $27.45**

 *Of this distribution, 42.47% is subject to the 28% tax rate and
  57.53% is subject to the 20% tax rate.
**The entire distribution is subject to the 20% tax rate.

  Please retain this information for your records.


MuniYield Pennsylvania Fund
October 31, 1998


MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of Common Shares of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
M. Colyer Crum, Trustee
Edward H. Meyer, Trustee
Jack B. Sunderland, Trustee
J. Thomas Touchton, Trustee
Fred G. Weiss, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents

Common Shares:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Shares:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MPA